Exhibit 10.1

                        Americom Networks International
                          551 Fifth Avenue, Suite 3010
                               New York, NY 10176
                                 (212) 681-7450

                                Promissory Note

Issuer (Beneficiary): Millennium Holdings
Recipient (Debtor):   Americom Networks International
Loan Amount:          $10,000 (USD)
Issue Date:           September 24th, 1999
Term:                 90 Days
Due Date:             December 23rd, 1999
Interest:             NA


The above Recipient, Americom Networks International, for a loan of $10,000 made by the Issuer, Millennium Holdings, promises to pay the full amount of the loan so made to the Issuer within 90 calendar days of the Issue Date.

            /s/ Dominick Zappia                   9/28/99
            --------------------------------      --------------
Recipient:  Americom Networks International       Date
Signed By:  Dominick Zappia, President
            (No personal liability)


            /s/ Robert Lisnoff                    9/28/99
            --------------------------------      --------------
Issuer:     Millennium Holdings, Inc.             Date
Signed by:  Robert Lisnoff, President
            --------------------------------
            Name and Title

                        Americom Networks International
                          551 Fifth Avenue, Suite 3010
                               New York, NY 10176
                                 (212) 681-7450

                                Promissory Note

Issuer (Beneficiary): Millennium Holdings
Recipient (Debtor):   Americom Networks International
Loan Amount:          $10,000 (USD)
Issue Date:           October 6th, 1999
Term:                 90 Days
Due Date:             January 6th, 2000
Interest:             NA

The above Recipient, Americom Networks International, for a loan of $10,000 made by the Issuer, Millennium Holdings, promises to pay the full amount of the loan so made to the Issuer within 90 calendar days of the Issue Date.


            /s/ Dominick Zappia                   10/6/99
            --------------------------------      --------------
Recipient:  Americom Networks International       Date
Signed By:  Dominick Zappia, President
            (No personal liability)


            /s/ Robert Lisnoff                    10/6/99
            --------------------------------      --------------
Issuer:     Millennium Holdings, Inc.             Date
Signed by:  Robert Lisnoff, President
            --------------------------------
            Name and Title

                        Americom Networks International
                          17 State Street, 5th Floor
                               New York, NY 10004
                                 (212) 514-7334

                           Extension of Repayment Term

Issuer (Beneficiary):     Millennium Holdings
Recipient (Debtor):       Americom Networks International

Promissory Notes Issued:  September 24th 1999 to the amount of $10,000
                          October 6th 1999 in the amount of $10,000

Original Repayment Terms: 90 Days from the date of issue at no interest

New Repayment Terms:      1 Year from date of issue at no interest

The above Issuer, Millennium Holdings, agrees to entend the repayment term, referred in the aforementioned section titled Original Repayment Terms, of the promissory notes referred in the section titled Promissory Notes Issued.

The Issuer agrees to grant the Recipient, Americom Networks International, an adjustment of the Original Repayment Term equal to a period of 1 year from the date of issue at no interest, as referenced in the aforementioned section titled New Repayment Terms.


            /s/ Robert W. Lisnoff                 February 8th 2000
            --------------------------------      -----------------
Issuer:     Millennium Holdings, Inc              Date
Signed By:  Robert W. Lisnoff, President
            --------------------------------
            Name and Title

                        Americom Networks International
                          17 State Street, 5th Floor
                               New York, NY 10004
                                 (212) 514-7334

                                Promissory Note

Issuer (Beneficiary): Millenium Holdings
Recipient (Debtor):   Americom Networks International
Loan Amount:          $20,000 (USD)
Issue Date:           January 21st, 2000
Term:                 1 Year
Due Date:             January 21st, 2001
Interest:             NA

The above Recipient, Americom Networks International, for a loan of $20,000 made by the Issuer, Millennium Holdings, promises to pay the full amount of the loan so made to the Issuer within 1 calendar year of the Issue Date.

            /s/ Dominick Zappia                   January 21st 2000
            --------------------------------      -----------------
Recipient:  Americom Networks International       Date
Signed By:  Dominick Zappia, President
            (No personal liability)

            /s/ Robert Lisnoff                    10/6/99
            --------------------------------      --------------
Issuer:     Millennium Holdings, Inc.             Date
Signed by:  Robert Lisnoff, President
            --------------------------------
            Name and Title